EXHIBIT 99.1

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Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant
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current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in
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herein or otherwise, will be superseded by the information contained in any
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Co-Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS


Control   Loan
Number    Number       Property Name                       Street Address                City
------------------------------------------------------------------------------------------------------------------------------------
          05-0650      Maryland Multifamily Portfolio
          05-0650      Commons at White Marsh Apartments   9901 Langs Road               Middle River
          05-0650      Highland Village Townhomes          3953 McDowell Lane            Baltimore
          05-0650      Harbor Point Estates                909 South Marlyn Avenue       Essex
          05-0650      Dutch Village Townhomes             2349 Perring Manor Road       Baltimore
          05-0650      Whispering Woods Townhomes          37 Alberge Lane               Baltimore
          05-0650      Fontana Village Townhomes           1 Orion Court                 Rosedale
          05-0650      Riverview Townhomes                 600 Fifth Avenue              Baltimore
          05-0650      Hamilton Manor                      3340 Lancer Drive             Hyattsville
          05-0650      Cove Village Apartments             2 Driftwood Court             Essex
          04-1216      Sunset Ridge Apartments             116 Vanderheck Boulevard      San Antonio
          05-0930      Friendly Village Mobile Home Park   5450 N. Paramount Boulevard   Long Beach
          09-0002112   Breakers II of Windmill Lakes       9757 Windwater Drive          Houston
          09-0002098   Pine Brook Apartments               2250 Little Valley Road       Hoover
          05-1209      University Heights                  2101 Burton Drive             Austin
          05-0742      Lehman Village                      6755 Brandon Village Way      Canal Winchester
          09-0002048   Palmer House Apartments             3216-A Yanceyville Street     Greensboro
          05-0299      Sierra Springs Village              7560 Woodman Place            Van Nuys
          05-0728      1133 10th Street                    1133 10th Street              Santa Monica


                                                                                                      Initial
Control  Loan                                                       Property      Initial Pool     Pool Balance      Cut-off Date
Number   Number      County           State           Zip Code        Type        Balance ($)   Per Unit or Pad ($)      LTV
------------------------------------------------------------------------------------------------------------------------------------
         05-0650                                                  Multifamily      200,000,000               61,628         75.95
         05-0650     Baltimore        Maryland           21220    Multifamily
         05-0650     Baltimore        Maryland           21227    Multifamily
         05-0650     Baltimore        Maryland           21221    Multifamily
         05-0650     Baltimore        Maryland           21234    Multifamily
         05-0650     Baltimore        Maryland           21220    Multifamily
         05-0650     Baltimore        Maryland           21237    Multifamily
         05-0650     Baltimore        Maryland           21227    Multifamily
         05-0650     Prince George's  Maryland           20782    Multifamily
         05-0650     Baltimore        Maryland           21221    Multifamily
         04-1216     Bexar            Texas              78209    Multifamily       21,992,340               67,878         82.99
         05-0930     Los Angeles      California         90805  Mobile Home Park    10,500,000               57,065         70.56
         09-0002112  Harris           Texas              77075    Multifamily        8,300,000               55,333         78.67
         09-0002098  Jefferson        Alabama            35216    Multifamily        7,920,000               32,863         79.20
         05-1209     Travis           Texas              78741    Multifamily        7,900,000               21,823         69.36
         05-0742     Franklin         Ohio               43110    Multifamily        5,887,628               43,291         76.46
         09-0002048  Guilford         North Carolina     27405    Multifamily        4,600,000               31,944         69.70
         05-0299     Los Angeles      California         91405  Mobile Home Park     4,478,281               30,259         61.85
         05-0728     Los Angeles      California         90403    Multifamily        3,300,000              157,143         66.00


Control     Loan     Maturity Date  Underwritten        Utilities Paid                    Studios Avg.                1 Bedroom
Number     Number         LTV           DSCR               by Tenant           # Units  Rent per Mo. ($)  # Units  Rent per Mo. ($)
------------------------------------------------------------------------------------------------------------------------------------
          05-0650            75.95          1.39
          05-0650                                      Electricity/Water             0                 0      193               579
          05-0650                                 Electricity/Water/Gas/Sewer        0                 0       13               567
          05-0650                                       Electricity/Gas              0                 0        0                 0
          05-0650                                 Electricity/Water/Gas/Sewer        0                 0      221               546
          05-0650                                 Electricity/Water/Gas/Sewer        0                 0        8               561
          05-0650                                 Electricity/Water/Gas/Sewer        0                 0        8               492
          05-0650                                 Electricity/Water/Gas/Sewer        0                 0       65               607
          05-0650                                            None                    0                 0      118               864
          05-0650                                 Electricity/Water/Gas/Sewer        0                 0       10               528
          04-1216            82.50          1.46        Electricity/Gas              0                 0      160               750
          05-0930            70.56          1.37     Electricity/Gas/Water           0                 0        0                 0
         09-0002112          78.67          1.57    Electricity/Water/Sewer          0                 0       90               790
         09-0002098          70.91          1.51          Electricity                1               500       96               484
          05-1209            66.80          2.18  Electricity/Water/Gas/Sewer        0                 0      197               507
          05-0742            63.75          1.35  Electricity/Water/Gas/Sewer        0                 0       24               490
         09-0002048          69.70          1.77    Electricity/Water/Sewer          0                 0        0                 0
          05-0299            52.26          1.35     Electricity/Gas/Water           0                 0        0                 0
          05-0728            61.12          1.24  Electricity/Gas/Water/Sewer        0                 0       14             1,036


Control     Loan                 2 Bedroom                  3 Bedroom                  4 Bedroom                  5 Bedroom
Number     Number    # Units  Rent per Mo. ($)  # Units  Rent per Mo. ($)  # Units  Rent per Mo. ($)  # Units  Rent per Mo. ($)
------------------------------------------------------------------------------------------------------------------------------------
          05-0650
          05-0650        803               702      216               797        0                 0        0                 0
          05-0650      1,068               632       17               846        0                 0        0                 0
          05-0650        400               683      250               798        0                 0        0                 0
          05-0650        523               642       59               806        0                 0        0                 0
          05-0650        458               604       58               855        0                 0        0                 0
          05-0650        340               627        8               843        0                 0        0                 0
          05-0650        200               680       65               800        0                 0        0                 0
          05-0650        127             1,035        0                 0        0                 0        0                 0
          05-0650        279               610       10               789        0                 0        0                 0
          04-1216        164               929        0                 0        0                 0        0                 0
          05-0930        182               591        0                 0        0                 0        0                 0
         09-0002112       60               982        0                 0        0                 0        0                 0
         09-0002098       96               588       48               691        0                 0        0                 0
          05-1209        156               589        1               900        5             1,000        3              1000
          05-0742        112               545        0                 0        0                 0        0                 0
         09-0002048      108               620       36               740        0                 0        0                 0
          05-0299        148               403        0                 0        0                 0        0                 0
          05-0728          6             1,568        1             2,395        0                 0        0                 0


Control     Loan      Number of
Number     Number     Elevators
--------------------------------
          05-0650
          05-0650         0
          05-0650         0
          05-0650         0
          05-0650         0
          05-0650         0
          05-0650         0
          05-0650         0
          05-0650         0
          05-0650         0
          04-1216         0
          05-0930         0
         09-0002112       0
         09-0002098       0
          05-1209         0
          05-0742         0
         09-0002048       0
          05-0299         0
          05-0728         0